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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 2001 included in Mediacom Communications Corporation and subsidiaries' Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

Stamford, Connecticut
February 4, 2002

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 2001 included in Mediacom LLC and subsidiaries' Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

Stamford, Connecticut
February 4, 2002

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 23, 2001 included in Mediacom Broadband LLC and subsidiaries' definitive prospectus File No. 333-72440 and to all references to our Firm included in this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

Stamford, Connecticut
February 4, 2002